UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 15, 2020

QUANTERIX CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	001-38319	20-8957988
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

900 Middlesex Turnpike Billerica, MA	01821
(Address of principal executive offices)	(zip code)

Registrant’s telephone number, including area code: (617) 301-9400

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging Growth Company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol(s)	Name of each exchange on which registered
Common Stock, $0.001 par value per share	QTRX	The Nasdaq Global Market

Item 2.02	Results of Operations and Financial Condition.

On January 15, 2020, Kevin Hrusovsky, President, Chief Executive Officer and Chairman of Quanterix Corporation (the “Company”), disclosed certain preliminary, unaudited estimated financial information for the fourth quarter and year ended December 31, 2019 (the “Estimated Information”) during the Company’s presentation at the 38th Annual J.P. Morgan Healthcare Conference (the “Conference”). The Estimated Information included preliminary, unaudited estimated revenue for the quarter ended December 31, 2019 of between $15.5 million and $16.3 million and for the year ended December 31, 2019 of between $56.3 million and $57.1 million. A copy of the slides containing the Estimated Information presented at the Conference is furnished as Exhibit 99.1 and is incorporated herein by reference.

The Estimated Information is unaudited and preliminary and does not present all information necessary for an understanding of the Company’s financial condition as of December 31, 2019 and its results of operations for the quarter and year ended December 31, 2019. This Estimated Information is subject to completion of the Company’s normal quarter and year-end close procedures. These procedures and the audit of the Company’s financial statements for the year ended December 31, 2019 are ongoing and could result in changes to the Estimated Information.

The information in this Form 8-K (including Exhibit 99.1) shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934 (the “Exchange Act”) or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933 or the Exchange Act, except as expressly set forth by specific reference in such a filing.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description
99.1	Slides containing the Estimated Information presented at the Conference.

Forward-Looking Statements

This report contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Words such as “may,” “will,” “expect,” “plan,” “anticipate,” “estimate,” “intend” and similar expressions (as well as other words or expressions referencing future events, conditions or circumstances) are intended to identify forward-looking statements. Forward-looking statements in this report include the preliminary, unaudited estimated financial information for the fourth quarter and year ended December 31, 2019.  These forward-looking statements involve risks and uncertainties. Factors that may cause actual results to differ from those expressed or implied in the forward-looking statements are discussed in our filings with the U.S. Securities and Exchange Commission, including the “Risk Factors” sections contained therein. Except as required by law, the Company assumes no obligation to update any forward-looking statements contained herein to reflect any change in expectations, even as new information becomes available.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

QUANTERIX CORPORATION

By:	/s/ Amol Chaubal
Amol Chaubal
Chief Financial Officer

Date: January 16, 2020